UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): November 24, 2022

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	1-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR
NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2022, The Arena Group Holdings, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Second Amended and Restated Executive Employment Agreement dated as of August 26, 2020, as amended, by and between the Company and its Chief Executive Officer, Ross Levinsohn. Pursuant to the terms of the Amendment, (i) Mr. Levinsohn’s annual salary was increased from $550,000 to $775,000, and will increase by 2.5% annually during the Term (as defined in the Amendment), commencing in calendar year 2024; (ii) Mr. Levinsohn’s target bonus for calendar year 2023 was decreased from $1,000,000 to $775,000, and will increase by 2.5% annually during the Term, commencing in calendar year 2024; (iii) during the second quarter of 2023, the Company will grant Mr. Levinsohn 315,000 restricted stock units, which will vest over three years subject to his continued employment and the satisfaction of certain financial and other performance-related criteria to be determined by the board of directors of the Company or its compensation committee; (iv) a trading volume performance criterion was eliminated from the vesting conditions of the restricted stock unit award granted to Mr. Levinsohn in February 2021; and (v) the end date of the initial term of Mr. Levinsohn’s employment as the Company’s Chief Executive Officer was extended from December 31, 2023 to December 31, 2026, with an automatic renewal thereafter for an additional 12 months, subject to certain exceptions.

The above description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2022	THE ARENA GROUP HOLDINGS, INC.

	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer